Exhibit 99.1

JANUS CAPITAL GROUP INC.

PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
AT SEPTEMBER 30, 2003
(Dollars in Millions)

		DST		Pro Forma
	Janus Capital	(Equity Method	Capital Group	Adjustments	Pro Forma
	Group Inc. *	Investment)	Partners **	(Note 3) ***	Combined
ASSETS
Current assets:
Cash and cash equivalents	$123.1	$—	$—	$999.0	$1,122.1
Accounts receivable	112.8	—	9.7	—	122.5
Investments in advised funds	84.2	—	—	—	84.2
Other current assets	39.8	—	3.3	—	43.1
Assets of Nelson (discontinued operation)	41.9	—	—	—	41.9

Total current assets	401.8	—	13.0	999.0	1,413.8
Investments and other assets	602.1	(524.1)	6.0	279.1	363.1
Property and equipment	51.3	—	4.0	—	55.3
Intangibles, net	1,324.3	—	—	—	1,324.3
Goodwill	1,150.5	(143.2)	—	103.1	1,110.4

Total assets	$3,530.0	$(667.3)	$23.0	$1,381.2	$4,266.9

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6.9	$—	$3.2	$—	$10.1
Accrued compensation and benefits	41.1	—	1.8	—	42.9
Current portion of long-term debt	83.5	—	—	—	83.5
Income taxes payable	10.0	—	0.8	—	10.8
Other accrued liabilities	70.4	—	5.3	—	75.7
Liabilities of Nelson (discontinued operation)	8.0	—	—	—	8.0

Total current liabilities	219.9	—	11.1	—	231.0
Other liabilities:
Long-term debt	769.9	—	—	—	769.9
Deferred income taxes	737.3	(253.8)	—	106.3	589.8
Other liabilities	33.6	—	—	—	33.6

Total liabilities	1,760.7	(253.8)	11.1	106.3	1,624.3

Commitments and contingencies
Minority interest in consolidated subsidiaries	2.8	—	—	—	2.8

STOCKHOLDERS’ EQUITY
Preferred stock	—	—	—	—	—
Common stock	2.4	—	—	—	2.4
Additional paid-in capital	271.2	—	—	—	271.2
Retained earnings	1,630.0	(352.5)	11.9	1,167.9	2,457.3
Unamortized restricted stock compensation	(202.1)	—	—	—	(202.1)
Accumulated other comprehensive income	65.0	(61.0)	—	107.0	111.0

Total stockholders’ equity	1,766.5	(413.5)	11.9	1,274.9	2,639.8

	$3,530.0	$(667.3)	$23.0	$1,381.2	$4,266.9

*	As reported in the Janus Capital Group Inc. September 30, 2003 Form 10-Q

**	Based on historical financial statements

***	Estimated allocation of purchase price is not available

The accompanying notes are an integral part of these pro forma consolidated financial statements.

JANUS CAPITAL GROUP INC.

PRO FORMA STATEMENTS OF INCOME (UNAUDITED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(Dollars in Millions, Except Per Share Data)

		DST
	Janus Capital	(Equity Method	Capital Partners	Pro Forma
	Group Inc. *	Investment)	Group**	Combined
Revenues:
Investment management fees	$578.1	$—	$—	$578.1
Shareowner servicing fees and other	155.2	—	—	155.2
Printing and fulfillment	—	—	65.7	65.7

Total	733.3	—	65.7	799.0

Operating expenses:
Employee compensation and benefits	174.3	—	—	174.3
Restricted stock compensation	60.6	—	—	60.6
Marketing and distribution	124.6	—	—	124.6
Depreciation and amortization	51.3	—	—	51.3
General, administrative and occupancy	90.2	—	5.3	95.5
Cost of printing and fulfillment	—	—	58.4	58.4
Restructuring and impairments	2.6	—	—	2.6
Provision for mutual fund investigation	9.0	—	—	9.0

Total	512.6	—	63.7	576.3

Operating income	220.7	—	2.0	222.7
Equity in earnings of unconsolidated affiliates	55.3	(53.5)	—	1.8
Interest expense	(45.5)	—	—	(45.5)
Other, net	7.3	—	—	7.3

Income before taxes and minority interest	237.8	(53.5)	2.0	186.3
Income tax provision	90.5	(20.4)	0.8	70.9
Minority interest in consolidated earnings	2.7	—	—	2.7

Income from continuing operations	$144.6	$(33.1)	$1.2	$112.7

Earnings per share from continuing operations:
Basic	$0.63	$(0.15)	$0.01	$0.50

Diluted	$0.63	$(0.14)	$0.01	$0.49

Weighted average common shares:
Basic	227.3

Diluted	229.2

*	As reported in the Janus Capital Group Inc. September 30, 2003 Form 10-Q

**	Based on historical financial results

The accompanying notes are an integral part of these pro forma consolidated financial statements.

JANUS CAPITAL GROUP INC.

PRO FORMA STATEMENTS OF INCOME (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 2002
(Dollars in Millions, Except Per Share Data)

		DST
	Janus Capital	(Equity Method	Capital Group	Pro Forma
	Group Inc. *	Investment)	Partners**	Combined
Revenues:
Investment management fees	$917.7	$—	$—	$917.7
Shareowner servicing fees and other	205.5	—	—	205.5
Printing and fulfillment	—	—	105.7	105.7

Total	1,123.2	—	105.7	1,228.9

Operating Expenses:
Employee compensation and benefits	241.6	—	—	241.6
Restricted stock compensation	99.2	—	—	99.2
Marketing and distribution	216.2	—	—	216.2
Depreciation and amortization	71.0	—	—	71.0
General, administrative and occupancy	126.8	—	9.1	135.9
Cost of printing and fulfillment	—	—	92.0	92.0
Restructuring and impairments	59.4	—	—	59.4

Total	814.2	—	101.1	915.3

Operating Income	309.0	—	4.6	313.6
Equity in earnings of unconsolidated affiliates	69.1	(69.1)	—	—
Interest expense	(57.5)	—	(0.1)	(57.6)
Other, net	8.7	—	—	8.7

Income before taxes and minority interest	329.3	(69.1)	4.5	264.7
Income tax provision	231.8	(118.8)	1.9	114.9
Minority interest in consolidated earnings	3.0	—	—	3.0

Income / loss from continuing operations	$94.5	$49.7	$2.6	$146.8

Earnings / loss per share from continuing operations:
Basic	$0.43	$0.22	$0.01	$0.66

Diluted	$0.43	$0.22	$0.01	$0.66

Weighted average common shares:
Basic	222.4

Diluted	224.2

*	Historical amounts are based on the 2002 Form 10-K, restated for the disposition of Nelson Money Manager, which was accounted for as a discontinued operation.

**	Based on historical financial results

The accompanying notes are an integral part of these pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA COMBINED
CONSOLIDATED FINANCIAL INFORMATION

Note 1 – Exchange Transaction

On December 1, 2003, Janus Capital Group Inc. (“Janus”) completed a transaction with DST Systems, Inc. (“DST”) to exchange 32.3 million common shares of DST held by Janus for Capital Group Partners (f.k.a. DST Output Marketing Services), a corporation which includes a printing and graphics design business, with a value of $115.0 million and approximately $999.0 million in cash. The transaction was structured to qualify as a tax-free exchange under Section 355 of the Internal revenue Code. Although no advance ruling was obtained from the IRS, the transaction was implemented in reliance on opinions from Janus' tax advisers that, although the matter is not free from doubt, the transaction should qualify as a tax-free exchange under section 355 of the Code.

Prior to the completion of the transaction, Janus owned 39.7 million common shares of DST, which were accounted for using the equity method. After the transaction, Janus owns 7.4 million shares of DST, or approximately 9%, and will no longer account for its interest in DST as an equity method investment. As part of the transaction Janus gave DST proxy voting rights with respect to these remaining shares.

Note 2 – Basis of Presentation

The unaudited pro forma combined consolidated balance sheet at September 30, 2003 and the statements of income for the year ended December 31, 2002 and the nine month period ended September 30, 2003 (collectively “Financial Statements”) have been prepared in accordance with accounting principles generally accepted in the United States of America. The amounts presented for DST (equity method investment) and Capital Group Partners are based on actual historical financial statements as if the transaction had occurred at September 30, 2003 for the balance sheet and at the beginning of the period presented for the income statements. The unaudited pro forma Financial Statements have been prepared consistent with the accounting policies described in Note 2 to the consolidated financial statements that are presented in Janus’ Annual Report on Form 10-K for the year ended December 31, 2002.

Note 3 – Pro Forma Adjustments — DST Disposition

The pro forma adjustments are necessary to account for the cash consideration received and to record the remaining 7.4 million DST common shares at fair value. The purchase price in excess of the historical net book value of Capital Group Partners has been recorded as a component of goodwill since an estimated allocation of purchase price could not be determined at the time of this filing. Janus’ remaining investment in DST has been recorded at fair value in accordance with Statement of Financial Accounting Standards No. 115 “Accounting for Certain Investments in Debt and Equity Securities”, assuming the shares were classified as available-for-sale. The following is a summary of the DST investment at September 30, 2003 (in millions):

Cost basis	$124.7
Gross unrealized gains	154.4

Total	$279.1

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